Exhibit 99.2

Everywhere

Sabre Holdings (TSG)

United Airlines Joins Sabre DCA 3 Year Announcement

April 14, 2003

Overview of DCA Three Year Option

•         Definition

   Available to all carriers for bookings made in US, US Virgin Islands, Caribbean, or Europe at DCA level (highest connectivity level)
   Extends 30 day terms to 3 years and commits to participation at highest level for that period
   Provides participating airline with a reduction to its booking fee
   Comprehensive content for all Sabre Holdings distribution channels — Traditional; Travelocity; GetThere
   Goes well beyond web fares (e.g., covers all published fares, except private fares such as corporate discounts and opaque fares) and has other protections for Sabre users, on-line and off-line

Benefits to TSG and Industry

Sabre Holdings

  Long term commitment from airlines at highest PCA level
  Traditional pricing model intact for other participation levels
  Slows the rate of channel shift
  Solves content issue for offline and online agencies
  Dampens incentive growth

Industry

   Long term price certainty for booking fees at DCA level
   Eliminates fare confusion for agencies, consumers and corporations
   Eliminates need for agencies and suppliers to spend on various bypass schemes

Current Participants

•          DCA Three Year Option Participants

   Available to all carriers
   Launched with US Airways on October 21, 2002
   Since 10/21, seven airlines signed agreements to participate: Gulf Air, Aserca, Aeropostal, Sun Country, Air Jamaica, Air India and Aloha Airlines
   On 4/10/03 United Airlines, the world’s 2nd largest airline, chose to participate

Financial Implications

—> United Airlines Specific

•          Impact of UAL’s participation to Sabre Holdings 2003 revenue is approximately $10 million

   Does not include any provision for reduced channel shift or other mitigating elements
   No reduction in cancel fees or any other participation level

Financial Implications

•          Possible offsets to dilution

   Reduced pressure on incentives:

•           Less money in the system

•           Expanded content for travel agency customers

   Impeded channel shift
   No change to pricing model for non-participants

Cautionary Statement

—> • Statements in this presentation which are not purely historical facts, including statements about airlines’ acceptance of the new participation level, the effect on the number of reservations made through the Sabre GDS, the effect on revenue, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings on the date this presentation was issued. Sabre Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the computer reservation system rules proposed by the Department of Transportation; possible merger and acquisition activity by Sabre Holdings; Sabre Holdings’ revenues being highly dependent on the travel and transportation industries; airlines limiting their participation in travel marketing and distribution services; structural changes within the travel industry, such as the financial instability or bankruptcy of many of the air carriers; or a decrease in travel related to the war in Iraq, the possibility of further terrorist attacks, hostilities and war, traveler fear of exposure to contagious disease, and delays resulting from added security measures at airports. Sabre Holdings may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of our most recent filing on Form 10-K/A with the Securities and Exchange Commission.